Exhibit 24.1

POWER OF ATTORNEY

     Each of the undersigned Directors of PG&E Corporation (the “Corporation”) hereby constitutes and appoints LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, JOHN E. FORD, KATHLEEN M. HAYES, and DOREEN A. LUDEMANN, and each of them, as his or her attorneys in fact with full power of substitution and resubstitution to sign in his or her capacity as such Director of said Corporation:

(A)	a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission relating to the resale of common stock of the Corporation issuable upon exercise of warrants under a Warrant Agreement dated October 18, 2002, and

(B)	any and all amendments and other filings or documents related to such Registration Statement.

     Each of the undersigned hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, we have signed these presents this 16th day of June, 2004.

/s/ David R. Andrews	/s/ Robert D. Glynn, Jr.

David R. Andrews	Robert D. Glynn, Jr.

/s/ Leslie S. Biller	/s/ David M. Lawrence

Leslie S. Biller	David M. Lawrence, MD

/s/ David A. Coulter	/s/ Mary S. Metz

David A. Coulter	Mary S. Metz

/s/ C. Lee Cox

C. Lee Cox	Barry Lawson Williams

POWER OF ATTORNEY

     ROBERT D. GLYNN, JR., the undersigned, Chairman of the Board, Chief Executive Officer, and President of PG&E Corporation (the “Corporation”), hereby constitutes and appoints LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, JOHN E. FORD, KATHLEEN M. HAYES, and DOREEN A. LUDEMANN, and each of them, as his attorneys in fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his capacity as Chairman of the Board, Chief Executive Officer, and President (principal executive officer) of said Corporation:

(A)	a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission relating to the resale of common stock of the Corporation issuable upon exercise of warrants under a Warrant Agreement dated October 18, 2002, and

(B)	any and all amendments and other filings or documents related to such Registration Statement.

     The undersigned hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed these presents this 16th day of June, 2004.

/s/ Robert D. Glynn, Jr.

Robert D. Glynn, Jr.

POWER OF ATTORNEY

     PETER A. DARBEE, the undersigned, Senior Vice President and Chief Financial Officer of PG&E Corporation (the “Corporation”), hereby constitutes and appoints LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, JOHN E. FORD, KATHLEEN M. HAYES, and DOREEN A. LUDEMANN, and each of them, as his attorneys in fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his capacity as Senior Vice President and Chief Financial Officer (principal financial officer) of said Corporation:

(A)	a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission relating to the resale of common stock of the Corporation issuable upon exercise of warrants under a Warrant Agreement dated October 18, 2002, and

(B)	any and all amendments and other filings or documents related to such Registration Statement.

     The undersigned hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed these presents this 16th day of June, 2004.

/s/ Peter A. Darbee

Peter A. Darbee

POWER OF ATTORNEY

     CHRISTOPHER P. JOHNS, the undersigned, Senior Vice President and Controller of PG&E Corporation, hereby constitutes and appoints LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, JOHN E. FORD, KATHLEEN HAYES, and DOREEN A. LUDEMANN, and each of them, as his attorneys in fact with full power of substitution and resubstitution, to sign and file with the Securities and Exchange Commission in his capacity as Senior Vice President and Controller (principal accounting officer) of said Corporation:

(A)	a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission relating to the resale of common stock of the Corporation issuable upon exercise of warrants under a Warrant Agreement dated October 18, 2002, and

(B)	any and all amendments and other filings or documents related to such Registration Statement.

     The undersigned hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed these presents this 16th day of June, 2004.

/s/ Christopher P. Johns

Christopher P. Johns